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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): AUGUST 31, 2006

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

             Ohio                       1-5111                34-0538550
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 (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File Number)        Identification No.)

              One Strawberry Lane
                  Orrville, Ohio                              44667-0280
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    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On August 31, 2006, The J. M. Smucker Company (the "Company") entered into a consulting agreement with Mr. Fred A. Duncan, the Company's Senior Vice President of Special Markets, who retired effective August 31, 2006. Under this agreement, Mr. Duncan will provide consulting services related to business matters of the Company's special markets segment, which includes the Canadian, foodservice, beverage, and international business areas, and also related to general business integration matters. The consulting agreement is effective September 1, 2006 and provides for a term of one year, unless earlier terminated in accordance with its terms. Under the terms of the agreement, Mr. Duncan will receive a consulting fee of $100,000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE J. M. SMUCKER COMPANY

                                                  By: /s/ Richard K. Smucker
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                                                      Richard K. Smucker
                                                      President and
                                                      Co-Chief Executive Officer

Date:  September 6, 2006